UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2016

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On April 18, 2016, Denbury Resources Inc. (the “Company”) entered into a Third Amendment (the “Amendment”) to its December 9, 2014 Amended and Restated Credit Agreement among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the financial institutions party thereto (the “Credit Agreement”) in connection with its May 2016 borrowing base redetermination.

A copy of the press release announcing this Amendment is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information regarding the Amendment provided in Item 2.03 below is incorporated by reference in this Item 1.01.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The redetermination resulted in a revised borrowing base and commitment level of $1.05 billion, as compared to the Company’s previous commitment level of $1.50 billion, now rendering the borrowing base and lender commitments under the Credit Agreement identical. The Company’s next scheduled borrowing base redetermination will occur on or about November 1, 2016.

The Amendment also (i) permits the Company to incur up to $1.0 billion of “Permitted Junior Lien Debt” that may be issued in exchange for, or the proceeds of which may be used to purchase, refinance or replace the Company’s existing senior subordinated notes or other unsecured indebtedness, with up to $300 million of the proceeds of such debt usable for general corporate purposes and other purposes not otherwise prohibited by the Credit Agreement and (ii) increases the mortgaged property collateral requirement from 85% to 90% of the PV-9 value of all proved reserves included as borrowing base properties.

Capitalized terms used herein and not defined have the respective meanings given to such terms in the Amendment or the Credit Agreement, as applicable. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference in this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
10.1*
Third Amendment to Amended and Restated Credit Agreement, dated as of April 18, 2016, by and among Denbury Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the financial institutions party thereto.

99.1*	Denbury Press Release, dated April 19, 2016.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: April 20, 2016	By:	/s/ James S. Matthews
James S. Matthews
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Third Amendment to Amended and Restated Credit Agreement, dated as of April 18, 2016, by and among Denbury Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the financial institutions party thereto.

99.1	Denbury Press Release, dated April 19, 2016.